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                                                                    EXHIBIT 99.1


                       ECLIPSE SURGICAL TECHNOLOGIES, INC.

                                VOTING AGREEMENT


     This Voting Agreement ("AGREEMENT") is made and entered into as of October __, 1998, between Cardiogenesis Corporation, a Delaware corporation ("COMPANY"), and the undersigned shareholder ("SHAREHOLDER") of Eclipse Surgical Technologies, Inc., a California corporation (the "PARENT").

                                    RECITALS

     A. Concurrently with the execution of this Agreement, Parent, the Company and RW Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Parent ("MERGER SUB"), are entering into an Agreement and Plan of Reorganization (the "MERGER AGREEMENT") which provides for the merger (the "MERGER") of Merger Sub with and into the Company. Pursuant to the Merger, shares of capital stock of the Company will be converted into Common Stock of Parent on the basis described in the Merger Agreement.

     B. The Shareholder is the beneficial owner of the number of outstanding shares of Common Stock of the Parent stated on the signature page of this Agreement. In addition, the Shareholder holds options to purchase the number of shares of Common Stock of the Parent (if any) stated on the signature page of this Agreement.

     C. As a material inducement to enter into the Merger Agreement, the Company desires the Shareholder to agree, and the Shareholder is willing to agree, to vote the Shares (as defined below) and other such shares of capital stock of the Company over which Shareholder has voting power so as to facilitate consummation of the Merger.

     NOW, THEREFORE, intending to be legally bound, the parties agree as follows:

     1.   Agreement to Vote Shares; Additional Purchases.

          1.1 Agreement to Vote Shares. At every meeting of the shareholders of the Parent called with respect to the approval of the issuance of shares of Parent Common Stock to be issued in the Merger (the "PARENT STOCK ISSUANCE"), and at every adjournment thereof, and on every action or approval by written consent of the shareholders of the Parent with respect to any of the foregoing, Shareholder shall cause the Shares and any New Shares (as defined below) to be voted in favor of approval of the Parent Stock Issuance.

          1.2 Definition. For purposes of this Agreement, "SHARES" shall mean all issued and outstanding shares of Common Stock of the Parent owned of record or beneficially (over which

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beneficially-owned shares the Shareholder exercises voting power) by the
Shareholder as of the record date for persons entitled (a) to receive notice of, and to vote at the meeting of the shareholders of the Parent called for the purpose of voting on the matter referred to in Section 1.1, or (b) to take action by written consent of the shareholders of the Parent with respect to the matter referred to in Section 1.1

          1.3 Additional Purchases. Shareholder agrees that any shares of capital stock of the Parent that Shareholder purchases or with respect to which Shareholder otherwise acquires beneficial ownership (over which beneficially-owned shares Shareholder exercises voting power) after the execution of this Agreement and prior to the date of termination of this Agreement ("NEW SHARES") shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares.

     2. Irrevocable Proxy. Concurrently with the execution of this Agreement, Shareholder agrees to deliver to Company a proxy in the form attached hereto as Exhibit A (the "PROXY") with respect to the Shares.

     3. Representations and Warranties of the Shareholder. Shareholder (i) is the owner of the shares of Common Stock of the Parent, and the options to purchase shares of Common Stock of the Parent, indicated on the signature page of this Agreement, which at the date hereof are free and clear of any liens, claims, options, charges or other encumbrances that could prevent or impair Shareholder's performance of his obligations hereunder; (ii) does not beneficially own any securities of the Parent other than the shares of Common Stock of the Parent, and options to purchase shares of Common Stock of the Parent, indicated on the signature page of this Agreement; and (iii) has full power and authority to make, enter into and carry out the terms of this Agreement.

     4. Additional Documents. Shareholder and the Company hereby covenant and agree to execute and deliver any additional documents necessary or desirable, in the reasonable opinion of Company or Shareholder, as the case may be, to carry out the intent of this Agreement.

     5. Shareholder Capacity Only: Consent and Waiver. As of the date of this Agreement, Shareholder is an officer and/or director of the Company. Shareholder does not make any agreement or enter into any understanding herein in his capacity as an officer and/or director of the Company. Shareholder is signing this Agreement solely in his capacity as a shareholder of the Company and nothing herein shall limit or affect any actions taken or to be taken by Shareholder in his capacity as an officer and/or director of the Company. Shareholder hereby gives any consents or waivers that are reasonably required in his capacity as a shareholder of the Parent, and in no other capacity, for the consummation of the Merger under the terms of any agreements to which Shareholder is a party or pursuant to any rights Shareholder may have.

     6. Termination. This Agreement shall automatically terminate and shall have no further force or effect upon the earlier to occur of (i) such date and time as the Merger shall become

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effective in accordance with the terms and provisions of the Merger Agreement or
(ii) such date and time as the Merger Agreement shall have been terminated pursuant to the terms thereof.

     7.   Miscellaneous.

          7.1 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

          7.2 Binding Effect and Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties without prior written consent of the other.

          7.3 Amendments and Modification. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

          7.4 Specific Performance; Injunctive Relief. The parties hereto acknowledge that Company will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of Shareholder set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to Company upon any such violation, Company shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Company at law or in equity.

          7.5 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and sufficient if delivered by hand, including prepaid recognized courier, telegram or facsimile, or sent by mail (registered or certified mail, postage prepaid, return receipt requested) to the respective parties as follows:

          If to Company:      Cardiogenesis Corporation
                              540 Oakmead Parkway
                              Sunnyvale, CA 94086
                              Attn: Chief Executive Officer
                              Fax: (408) 328-8510


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          With a copy  to:    Heller Ehrman White & McAuliffe
                              525 University Avenue
                              Palo Alto, California 94301
                              Attn:    Bruce W. Jenett, Esq.
                              Fax: (650) 324-0638

          If to the Shareholder: To the address for notice set forth on the signature page hereof.

          With a copy to:     Wilson Sonsini Goodrich & Rosati, P.C.
                              650 Page Mill Road
                              Palo Alto, California 94304-1050
                              Attn: Jeffrey D. Saper, Esq.
                                    J. Robert Suffoletta, Esq.
                              Fax: (650) 493-6811

or to such other address as any party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall only be effective upon receipt.

          7.6 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of California (without regard to the principles of conflict of laws thereof).

          7.7 Entire Agreement. This Agreement contains the entire understanding of the parties in respect of the subject matter hereof, and supersedes all prior negotiations and understandings between the parties with respect to such subject matter.

          7.8 Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

          7.9 Effect of Headings. The section headings herein are for convenience only and shall not affect the construction or interpretation of this Agreement.


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     IN WITNESS WHEREOF, the parties have caused this Voting Agreement to be duly executed on the date and year first above written.

                               COMPANY

                               By:
                                   ---------------------------------------------
                               Name:
                                     -------------------------------------------
                               Title:
                                      ------------------------------------------

                               SHAREHOLDER:

                               By:
                                   ---------------------------------------------
                               Name:
                                     -------------------------------------------
                               Title:
                                      ------------------------------------------

                               Shareholder's Address for Notice:

                               -------------------------------------------------
                               -------------------------------------------------
                               -------------------------------------------------

                               ______ Outstanding Shares of Common Stock of the Parent

                               ______ Outstanding Shares of Common Stock of the Parent subject to outstanding stock options



                          ***PARENT VOTING AGREEMENT***

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                                    EXHIBIT A

                                IRREVOCABLE PROXY


     The undersigned Shareholder of Eclipse Surgical Technologies, Inc., a California corporation (the "PARENT"), hereby irrevocably appoints the directors on the Board of Directors of Cardiogenesis Corporation, a Delaware corporation (the "COMPANY"), and each of them, as the sole and exclusive attorneys-in-fact and proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to the voting of the Shares (as defined in the Voting Agreement of even date between the Company and the Shareholder (the "VOTING AGREEMENT")) on the matter described below (and on no other matter), until such time as that certain Agreement and Plan of Reorganization dated as of October __, 1998 (the "MERGER AGREEMENT"), among Parent, RW Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Parent ("MERGER SUB"), and the Company, shall be terminated in accordance with its terms or the Merger (as defined in the Merger Agreement) becomes effective. Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof which would in any manner be inconsistent with the understandings and obligations under the Voting Agreement are hereby revoked and no subsequent proxies will be given during the life of this proxy which would in any manner be inconsistent with the Voting Agreement and this proxy.

     This proxy is irrevocable, is granted pursuant to the Voting Agreement and is granted in consideration of Company entering into the Merger Agreement. The attorneys-in-fact and proxies named above will be empowered at any time prior to the earlier of termination of the Merger Agreement or the date on which the Merger becomes effective, to exercise all voting rights (including, without limitation, the power to execute and deliver written consents with respect to the Shares) of the undersigned at every annual, special or adjourned meeting of the Parent's shareholders, and in every written consent of shareholders in lieu of such a meeting, or otherwise, to vote the Shares in favor of approval of the Parent Stock Issuance.

     The attorneys-in-fact and proxies named above may only exercise this proxy to vote the Shares subject hereto at any time prior to the earlier of termination of the Merger Agreement or the date on which the Merger becomes effective, at every annual, special or adjourned meeting of the Shareholders of the Parent and in every written consent in lieu of such meeting, in favor of approval of the Parent Stock Issuance. The undersigned Shareholder may vote, and may grant proxies to vote, the Shares on all other matters.

     This proxy shall automatically terminate upon the termination of the Voting Agreement.

     Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

Dated:   October __, 1998

         Signature of Shareholder:
                                    --------------------------------------------
         Print Name of Shareholder:
                                    --------------------------------------------

                               ***PARENT PROXY***

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